Exhibit 99.1

FOR IMMEDIATE RELEASE

Cogent Contacts:

For Public Relations:	For Investor Relations:
Jocelyn Johnson	John Chang
+ 1 (202) 295-4299	+ 1 (202) 295-4212
jajohnson@cogentco.com	investor.relations@cogentco.com

Cogent Communications Reports Fourth Quarter and Full Year 2019 Results and
Increases Regular Quarterly Dividend on Common Stock

Financial and Business Highlights

•	Cogent approved a $0.02 increase per share to its regular quarterly dividend to $0.66 per share for Q1 2020 from $0.64 per share for Q4 2019 – Cogent’s thirtieth consecutive quarterly dividend increase.
o	The Q1 2020 $0.66 dividend per share represents an annual increase of 13.8% from the dividend per share of $0.58 for Q1 2019.
•	Dividends for 2019 totaled $112.6 million, or $2.44 per share, with 54.0% treated as a return of capital and 46.0% treated as dividends for US federal income tax purposes.
•	Service revenue, on a constant currency basis, increased by 2.5% from Q3 2019 to Q4 2019, increased from Q4 2018 to Q4 2019 by 6.8% and increased from full year 2018 to full year 2019 by 6.0% to $546.2 million.
o	Service revenue increased by 2.4% from Q3 2019 to Q4 2019, increased from Q4 2018 to Q4 2019 by 6.2% and increased from full year 2018 to full year 2019 by 5.0%.
•	Non-GAAP gross profit increased by 10.4% from Q4 2018 to $84.6 million for Q4 2019 and increased from full year 2018 to full year 2019 by 8.6% to $327.4 million. GAAP gross profit increased by 16.0% from Q4 2018 to $64.3 million for Q4 2019 and increased from full year 2018 to full year 2019 by 12.2% to $246.1 million.
o	Non-GAAP gross margin increased by 230 basis points from Q4 2018 to Q4 2019 to 60.3% and increased from full year 2018 to full year 2019 by 190 basis points to 59.9%. GAAP gross margin increased by 380 basis points from Q4 2018 to Q4 2019 to 45.8% and increased from full year 2018 to full year 2019 by 290 basis points to 45.1%.
•	EBITDA increased by 4.4% from Q3 2019 to $52.7 million for Q4 2019, increased by 10.8% from Q4 2018 to Q4 2019 and increased from full year 2018 to full year 2019 by 7.3% to $197.9 million.
o	EBITDA margin increased by 70 basis points from Q3 2019 to 37.6% for Q4 2019, increased by 160 basis points from Q4 2018 to Q4 2019 and increased from full year 2018 to full year 2019 by 70 basis points to 36.2%.
•	Net cash provided by operating activities increased by 37.8% from Q3 2019 to $46.1 million for Q4 2019, increased by 13.2% from Q4 2018 to Q4 2019 and increased from full year 2018 to full year 2019 by 11.1% to $148.8 million.

[WASHINGTON, D.C. February 27, 2020] Cogent Communications Holdings, Inc. (NASDAQ: CCOI) (“Cogent”) today announced service revenue of $140.3 million for the three months ended December 31, 2019, an increase of 6.2% from the three months ended December 31, 2018 and an increase of 2.4% from the three months ended September 30, 2019. Service revenue was $546.2 million for the year ended December 31, 2019, an increase of 5.0% from the year ended December 31, 2018. Foreign exchange negatively impacted service revenue growth from the three months ended September 30, 2019 to the three months ended December 31, 2019 by $0.1 million, negatively impacted service revenue growth from the three months ended December 31, 2018 to the three months ended December 31, 2019 by $0.7 million and negatively impacted service revenue growth from the year ended December 31, 2018 to the year ended December 31, 2019 by $5.3 million. On a constant currency basis, service revenue grew by 2.5% from the three months ended September 30, 2019 to the three months ended December 31, 2019, grew by 6.8% from the three months ended December 31, 2018 to the three months ended December 31, 2019 and grew by 6.0% from the year ended December 31, 2018 to the year ended December 31, 2019.

On-net service is provided to customers located in buildings that are physically connected to Cogent’s network by Cogent facilities. On-net revenue was $102.7 million for the three months ended December 31, 2019; an increase of 3.3% from the three months ended September 30, 2019 and an increase of 7.7% over the three months ended December 31, 2018. On-net revenue was $396.8 million for the year ended December 31, 2019; an increase of 5.9% over the year ended December 31, 2018.

Off-net customers are located in buildings directly connected to Cogent’s network using other carriers’ facilities and services to provide the last mile portion of the link from the customers’ premises to Cogent’s network. Off-net revenue was $37.5 million for the three months ended December 31, 2019; an increase of 0.2% over the three months ended September 30, 2019 and an increase of 2.5% over the three months ended December 31, 2018. Off-net revenue was $148.9 million for the year ended December 31, 2019; an increase of 2.7% over the year ended December 31, 2018.

GAAP gross profit is defined as total service revenue less network operations expense, depreciation and amortization and equity based compensation included in network operations expense. GAAP gross margin is defined as GAAP gross profit divided by total service revenue. GAAP gross profit increased by 16.0% from the three months ended December 31, 2018 to $64.3 million for the three months ended December 31, 2019 and increased by 4.2% from the three months ended September 30, 2019. GAAP gross profit increased by 12.2% from the year ended December 31, 2018 to $246.1 million for the year ended December 31, 2019. GAAP gross margin was 45.8% for the three months ended December 31, 2019, 42.0% for the three months ended December 31, 2018 and 45.0% for the three months ended September 30, 2019. GAAP gross margin was 45.1% for the year ended December 31, 2019 and 42.2% for the year ended December 31, 2018. Excise taxes, including Universal Service Fund fees, recorded on a gross basis and included in service revenue and cost of network operations expense were $4.3 million for the three months ended December 31, 2019, $4.0 million for the three months ended September 30, 2019, $3.2 million for the three months ended December 31, 2018, $14.9 million for the year ended December 31, 2019 and $12.5 million for the year ended December 31, 2018.

Non-GAAP gross profit represents service revenue less network operations expense, excluding equity-based compensation and amounts shown separately (depreciation and amortization expense). Non-GAAP gross margin is defined as non-GAAP gross profit divided by total service revenue. Non-GAAP gross profit increased by 10.4% from the three months ended December 31, 2018 to $84.6 million for the three months ended December 31, 2019 and increased by 3.2% from the three months ended September 30, 2019. Non-GAAP gross profit increased by 8.6% from the year ended December 31, 2018 to $327.4 million for the year ended December 31, 2019. Non-GAAP gross profit margin was 60.3% for the three months ended December 31, 2019, 58.0% for the three months ended December 31, 2018 and 59.9% for the three months ended September 30, 2019. Non-GAAP gross margin was 59.9% for the year ended December 31, 2019 and 58.0% for the year ended December 31, 2018.

Net cash provided by operating activities increased by 13.2% from the three months ended December 31, 2018 to $46.1 million for the three months ended December 31, 2019 and increased by 37.8% from the three months ended September 30, 2019. Net cash provided by operating activities increased by 11.1% from the year ended December 31, 2018 to $148.8 million for the year ended December 31, 2019.

Earnings before interest, taxes, depreciation and amortization (EBITDA) increased by 10.8% from the three months ended December 31, 2018 to $52.7 million for the three months ended December 31, 2019 and increased by 4.4% from the three months ended September 30, 2019. EBITDA increased by 7.3% from the year ended December 31, 2018 to $197.9 million for the year ended December 31, 2019. EBITDA margin was 37.6% for the three months ended December 31, 2019, 36.0% for the three months ended December 31, 2018 and 36.9% for the three months ended September 30, 2019. EBITDA margin was 36.2% for the year ended December 31, 2019 and 35.5% for the year ended December 31, 2018.

EBITDA, as adjusted, increased by 11.1% from the three months ended December 31, 2018 to $53.0 million for the three months ended December 31, 2019 and increased by 4.7% from the three months ended September 30, 2019. EBITDA, as adjusted, increased by 7.3% from the year ended December 31, 2018 to $199.0 million for the year ended December 31, 2019. EBITDA, as adjusted, margin was 37.8% for the three months ended December 31, 2019, 36.1% for the three months ended December 31, 2018 and 37.0% for the three months ended September 30, 2019. EBITDA, as adjusted, margin was 36.4% for the year ended December 31, 2019 and 35.7% for the year ended December 31, 2018.

Basic and diluted net income per share was $0.16 for the three months ended December 31, 2019, $0.16 for the three months ended December 31, 2018 and $0.30 for the three months ended September 30, 2019. Unrealized foreign exchange gains (losses) on Cogent’s €135.0 million Euro notes were $6.1 million for the three months ended September 30, 2019, or $0.13 per basic and diluted net income per share, $(4.0) million for the three months ended December 31, 2019, or $(0.09) per basic and diluted net income per share and $2.3 million for the year ended December 31, 2019, or $0.05 per basic and diluted net income per share. Basic net income per share was $0.82 for the year ended December 31, 2019 and $0.63 for the year ended December 31, 2018. Diluted net income per share was $0.81 for the year ended December 31, 2019 and $0.63 for the year ended December 31, 2018.

Total customer connections increased by 8.0% from December 31, 2018 to 86,539 as of December 31, 2019 and increased by 1.0% from September 30, 2019. On-net customer connections increased by 8.4% from December 31, 2018 to 74,554 as of December 31, 2019 and increased by 0.9% from September 30, 2019. Off-net customer connections increased by 6.3% from December 31, 2018 to 11,660 as of December 31, 2019 and increased by 1.4% from September 30, 2019.

The number of on-net buildings increased by 125 on-net buildings from December 31, 2018 to 2,801 on-net buildings as of December 31, 2019 and increased by 30 on-net buildings from September 30, 2019.

Quarterly Dividend Increase Approved

On February 26, 2020, the Board approved a regular quarterly dividend of $0.66 per common share payable on March 27, 2020 to shareholders of record on March 13, 2020. This first quarter 2020 regular dividend represents a 3.1% increase of $0.02 per share from the fourth quarter 2019 regular dividend of $0.64 per share and an annual increase of 13.8% from the Q1 2019 dividend of $0.58 per share.

The payment of any future dividends and any other returns of capital will be at the discretion of the Board and may be reduced, eliminated or increased and will be dependent upon Cogent’s financial position, results of operations, available cash, cash flow, capital requirements, limitations under Cogent’s debt indenture agreements and other factors deemed relevant by the Board.

Tax Treatment of 2019 Dividends

Cogent paid four quarterly dividends in 2019 totaling $112.6 million, or $2.44 per share. The expected tax treatment of these dividends are generally that 54.0% are treated as a return of capital and 46.0% are generally treated as dividends for United States federal income tax purposes. While the above information includes general statements about the tax classification of dividends paid on Cogent common stock, these statements do not constitute tax advice. The taxation of corporate distributions can be complex, and stockholders are encouraged to consult their tax advisers to determine what impact the above information may have on their specific tax situation.

Conference Call and Website Information

Cogent will host a conference call with financial analysts at 8:30 a.m. (ET) on February 27, 2020 to discuss Cogent’s operating results for the fourth quarter of 2019 and full year 2019 and to discuss Cogent’s expectations for full year 2020. Investors and other interested parties may access a live audio webcast of the earnings call in the “Events” section of Cogent’s website at www.cogentco.com/events. A replay of the webcast, together with the press release, will be available on the website following the earnings call.

About Cogent Communications

Cogent Communications (NASDAQ: CCOI) is a multinational, Tier 1 facilities-based ISP. Cogent specializes in providing businesses with high speed Internet access, Ethernet transport, and colocation services. Cogent’s facilities-based, all-optical IP network backbone provides services in over 200 markets globally.

Cogent Communications is headquartered at 2450 N Street, NW, Washington, D.C. 20037. For more information, visit www.cogentco.com. Cogent Communications can be reached in the United States at (202) 295-4200 or via email at info@cogentco.com.

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COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

Summary of Financial and Operational Results

Metric ($ in 000’s, except share and per share data) – unaudited	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019
On-Net revenue	$92,387	$93,026	$93,790	$95,351	$97,183	$97,472	$99,416	$102,683
% Change from previous Qtr.	3.4%	0.7%	0.8%	1.7%	1.9%	0.3%	2.0%	3.3%
Off-Net revenue	$36,144	$36,107	$36,202	$36,551	$36,843	$37,191	$37,418	$37,479
% Change from previous Qtr.	1.4%	-0.1%	0.3%	1.0%	0.8%	0.9%	0.6%	0.2%
Non-Core revenue (1)	$175	$163	$147	$147	$111	$126	$108	$130
% Change from previous Qtr.	-7.9%	-6.9%	-9.8%	-%	-24.5%	13.5%	-14.3%	20.4%
Service revenue – total	$128,706	$129,296	$130,139	$132,049	$134,137	$134,789	$136,942	$140,292
% Change from previous Qtr.	2.8%	0.5%	0.7%	1.5%	1.6%	0.5%	1.6%	2.4%
Constant currency total revenue quarterly growth rate – sequential quarters (6)	2.0%	1.1%	1.1%	1.8%	1.7%	0.7%	1.7%	2.5%
Constant currency total revenue quarterly growth rate – year over year quarters (6)	7.0%	6.3%	6.2%	6.2%	5.8%	5.4%	6.0%	6.8%
Network operations expenses (2)	$54,686	$54,147	$54,365	$55,436	$53,970	$54,181	$54,971	$55,684
% Change from previous Qtr.	1.8%	-1.0%	0.4%	2.0%	-2.6%	0.4%	1.5%	1.3%
GAAP gross profit (3)	$54,043	$54,701	$55,248	$55,437	$59,724	$60,403	$61,683	$64,300
% Change from previous Qtr.	4.0%	1.2%	1.0%	0.3%	7.7%	1.1%	2.1%	4.2%
GAAP gross margin (3)	42.0%	42.3%	42.5%	42.0%	44.5%	44.8%	45.0%	45.8%
Non-GAAP gross profit (4) (6)	$74,020	$75,149	$75,774	$76,613	$80,167	$80,608	$81,971	$84,608
% Change from previous Qtr.	3.6%	1.5%	0.8%	1.1%	4.6%	0.6%	1.7%	3.2%
Non-GAAP gross margin (4) (6)	57.5%	58.1%	58.2%	58.0%	59.8%	59.8%	59.9%	60.3%
Selling, general and administrative expenses (5)	$29,928	$29,241	$28,838	$29,034	$32,568	$33,503	$31,456	$31,884
% Change from previous Qtr.	6.0%	-2.3%	-1.4%	0.7%	12.2%	2.9%	-6.1%	1.4%
Depreciation and amortization expense	$19,788	$20,216	$20,276	$20,952	$20,263	$19,979	$20,006	$20,002
% Change from previous Qtr.	2.3%	2.2%	0.3%	3.3%	-3.3%	-1.4%	0.1%	-%
Equity-based compensation expense	$3,784	$4,695	$4,821	$4,408	$3,434	$5,289	$4,797	$4,940
% Change from previous Qtr.	2.7%	24.1%	2.7%	-8.6%	-22.1%	54.0%	-9.3%	3.0%
Operating income	$20,637	$21,354	$22,255	$22,311	$24,400	$22,022	$25,799	$28,033
% Change from previous Qtr.	0.5%	3.5%	4.2%	0.3%	9.4%	-9.7%	17.2%	8.7%
Interest expense	$12,408	$12,373	$12,767	$13,508	$13,456	$13,595	$15,191	$15,211
% Change from previous Qtr.	1.5%	-0.3%	3.2%	5.8%	-0.4%	1.0%	11.7%	0.1%
Net income	$6,784	$6,552	$8,231	$7,100	$9,217	$7,136	$13,701	$7,465
Basic net income per common share	$0.15	$0.15	$0.18	$0.16	$0.20	$0.16	$0.30	$0.16
Diluted net income per common share	$0.15	$0.14	$0.18	$0.16	$0.20	$0.16	$0.30	$0.16
Weighted average common shares – basic	44,923,973	45,016,767	45,105,830	45,284,481	45,223,157	45,354,327	45,438,656	45,553,727
% Change from previous Qtr.	0.2%	0.2%	0.2%	0.4%	-0.1%	0.3%	0.2%	0.3%
Weighted average common shares – diluted	45,294,697	45,536,473	45,699,635	45,803,418	45,644,236	45,912,291	46,019,691	46,145,970
% Change from previous Qtr.	1.0%	0.5%	0.4%	0.2%	-0.3%	0.6%	0.2%	0.3%
EBITDA (6)	$44,092	$45,908	$46,936	$47,579	$47,561	$47,105	$50,515	$52,724
% Change from previous Qtr.	2.0%	4.1%	2.2%	1.4%	-%	-1.0%	7.2%	4.4%
EBITDA margin	34.3%	35.5%	36.1%	36.0%	35.5%	34.9%	36.9%	37.6%
Gains on asset related transactions	$117	$357	$416	$92	$536	$185	$87	$251
EBITDA, as adjusted (6)	$44,209	$46,265	$47,352	$47,671	$48,097	$47,290	$50,602	$52,975
% Change from previous Qtr.	1.5%	4.7%	2.3%	0.7%	0.9%	-1.7%	7.0%	4.7%
EBITDA, as adjusted, margin	34.3%	35.8%	36.4%	36.1%	35.9%	35.1%	37.0%	37.8%
Fees – net neutrality	$14	$39	$108	$16	$-	$-	$-	$-

Net cash provided by operating activities	$30,179	$31,271	$31,745	$40,726	$28,637	$40,632	$33,443	$46,097
% Change from previous Qtr.	-3.8%	3.6%	1.5%	28.3%	-29.7%	41.9%	-17.7%	37.8%
Capital expenditures	$14,905	$11,988	$12,107	$10,937	$13,288	$11,720	$12,051	$9,899
% Change from previous Qtr.	40.4%	-19.6%	1.0%	-9.7%	21.5%	-11.8%	2.8%	-17.9%
Principal payments of capital (finance) lease obligations	$2,304	$3,755	$2,099	$2,128	$3,030	$1,976	$2,029	$2,056
% Change from previous Qtr.	25.7%	63.0%	-44.1%	1.4%	42.4%	-34.8%	2.7%	1.3%
Dividends paid	$22,819	$23,788	$24,764	$26,516	$26,565	$27,741	$28,565	$29,776
Purchases of common stock	$-	$-	$-	$6,564	$-	$-	$-	$-
Gross Leverage Ratio	4.33	4.22	4.46	4.36	4.28	5.08	4.97	4.86
Net Leverage Ratio	2.94	2.93	2.89	2.87	2.92	2.93	2.92	2.86
Customer Connections – end of period
On-Net	63,366	65,407	67,370	68,770	71,066	72,415	73,870	74,554
% Change from previous Qtr.	3.3%	3.2%	3.0%	2.1%	3.3%	1.9%	2.0%	0.9%
Off-Net	10,241	10,480	10,698	10,974	11,138	11,321	11,503	11,660
% Change from previous Qtr.	2.9%	2.3%	2.1%	2.6%	1.5%	1.6%	1.6%	1.4%
Non-Core (1)	307	306	307	362	318	318	319	325
% Change from previous Qtr.	-5.8%	-0.3%	0.3%	17.9%	-12.2%	-%	-0.3%	1.9%
Total customer connections	73,194	76,193	78,375	80,106	82,522	84,054	85,692	86,539
% Change from previous Qtr.	3.2%	4.1%	2.9%	2.2%	3.0%	1.9%	1.9%	1.0%
On-Net Buildings – end of period
Multi-Tenant office buildings	1,672	1,710	1,720	1,735	1,746	1,751	1,757	1,767
Carrier neutral data center buildings	816	837	863	889	908	933	960	980
Cogent data centers	53	52	52	52	52	53	54	54
Total on-net buildings	2,541	2,599	2,635	2,676	2,706	2,737	2,771	2,801
Square feet – multi-tenant office buildings – on-net	911,283,287	927,410,239	934,535,144	944,232,756	949,486,923	951,031,709	954,013,024	957,173,183
Network– end of period
Intercity route miles	57,403	57,403	57,403	57,426	57,426	57,426	57,426	57,600
Metro fiber miles	31,850	31,953	32,579	32,946	33,664	34,163	34,985	35,526
Connected networks – AS’s	6,247	6,363	6,510	6,588	6,668	6,762	6,844	6,926
Headcount – end of period
Sales force – quota bearing	432	438	453	487	501	519	530	548
Sales force - total	555	566	583	619	639	656	667	686
Total employees	908	917	938	974	997	1,026	1,036	1,055
Sales rep productivity – units per full time equivalent sales rep (“FTE”) per month	5.7	5.7	5.8	5.7	5.1	4.9	4.4	4.1
FTE – sales reps	427	413	418	436	464	478	488	502

(1)	Consists of legacy services of companies whose assets or businesses were acquired by Cogent, primarily including voice services (only provided in Toronto, Canada).
(2)	Network operations expense excludes equity-based compensation expense of $189, $232, $250, $224, $180, $226, $282 and $306 in the three month periods ended March 31, 2018 through December 31, 2019, respectively. Network operations expense includes excise taxes, including Universal Service Fund fees of $3,157, $3,108, $3,010, $3,234, $3,391, $3,191, $3,998 and $4,334 in the three month periods ended March 31, 2018 through December 31, 2019, respectively.
(3)	GAAP gross profit is defined as total service revenue less network operations expense, depreciation and amortization and equity based compensation included in network operations expense. GAAP gross margin is defined as GAAP gross profit divided by total service revenue.
(4)	Non-GAAP gross profit represents service revenue less network operations expense, excluding equity-based compensation and amounts shown separately (depreciation and amortization expense). Non-GAAP gross margin is defined as non-GAAP gross profit divided by total service revenue. Management believes that non-GAAP gross profit and non-GAAP gross profit margin are relevant metrics to provide investors, as they are metrics that management uses to measure the margin available to the company after network service costs, in essence a measure of the efficiency of the Company’s network.
(5)	Excludes equity-based compensation expense of $3,595, $4,463, $4,571, $4,184, $3,254, $5,063, $4,515 and $4,634 in the three month periods ended March 31, 2018 through December 31, 2019, respectively.
(6)	See Schedules of Non-GAAP measures below for definitions and reconciliations to GAAP measures.

Schedules of Non-GAAP Measures

EBITDA and EBITDA, as adjusted

EBITDA represents net cash flows provided by operating activities plus changes in operating assets and liabilities, cash interest expense and cash income tax expense. Management believes the most directly comparable measure to EBITDA calculated in accordance with generally accepted accounting principles in the United States, or GAAP, is net cash provided by operating activities. The Company also believes that EBITDA is a measure frequently used by securities analysts, investors, and other interested parties in their evaluation of issuers. EBITDA, as adjusted, represents EBITDA plus net gains (losses) on asset related transactions.

The Company believes that EBITDA, and EBITDA, as adjusted, are useful measures of its ability to service debt, fund capital expenditures and expand its business. EBITDA, and EBITDA, as adjusted are an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information. EBITDA, and EBITDA, as adjusted are not recognized terms under GAAP and accordingly, should not be viewed in isolation or as a substitute for the analysis of results as reported under GAAP, but rather as a supplemental measure to GAAP. For example, these metrics are not intended to reflect the Company’s free cash flow, as it does not consider certain current or future cash requirements, such as capital expenditures, contractual commitments, and changes in working capital needs, interest expenses and debt service requirements. The Company’s calculations of these metrics may also differ from the calculations performed by its competitors and other companies and as such, its utility as a comparative measure is limited.

EBITDA, and EBITDA, as adjusted, are reconciled to net cash provided by operating activities in the table below.

($ in 000’s) – unaudited	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Year 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Year 2019
Net cash provided by operating activities	$30,179	$31,271	$31,745	$40,726	$133,921	$28,637	$40,632	$33,443	$46,097	$148,809
Changes in operating assets and liabilities	2,919	2,408	4,254	(4,361)	5,355	6,727	(5,729)	3,785	(6,557)	(1,949)
Cash interest expense and income tax expense	10,994	12,229	10,937	11,214	45,241	12,197	12,202	13,287	13,184	51,045
EBITDA	$44,092	$45,908	$46,936	$47,579	$184,517	$47,561	$47,105	$50,515	$52,724	$197,905
PLUS: Gains on asset related transactions	117	357	416	92	982	536	185	87	251	1,059
EBITDA, as adjusted	$44,209	$46,265	$47,352	$47,671	$185,499	$48,097	$47,290	$50,602	$52,975	$198,964
EBITDA margin	34.3%	35.5%	36.1%	36.0%	35.5%	35.5%	34.9%	36.9%	37.6%	36.2%
EBITDA, as adjusted, margin	34.3%	35.8%	36.4%	36.1%	35.7%	35.9%	35.1%	37.0%	37.8%	36.4%

Constant currency revenue is reconciled to service revenue as reported in the tables below.

Constant currency impact on revenue changes – sequential periods

($ in 000’s) – unaudited	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Year 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Year 2019
Service revenue, as reported – current period	$128,706	$129,296	$130,139	$132,049	$520,193	$134,137	$134,789	$136,942	$140,292	$546,159
Impact of foreign currencies on service revenue	(981)	802	613	465	(4,021)	135	260	176	88	5,286
Service revenue - as adjusted for currency impact (1)	$127,725	$130,098	$130,752	$132,514	$516,172	$134,272	$135,049	$137,118	$140,380	$551,445
Service revenue, as reported – prior sequential period	$125,226	$128,706	$129,296	$130,139	$485,175	$132,049	$134,137	$134,789	$136,942	$520,193
Constant currency increase	$2,499	$1,392	$1,456	$2,375	$30,997	$2,223	$912	$2,329	$3,438	$31,252
Constant currency percent increase	2.0%	1.1%	1.1%	1.8%	6.4%	1.7%	0.7%	1.7%	2.5%	6.0%

(1)	Service revenue, as adjusted for currency impact, is determined by translating the service revenue for the current period at the average foreign currency exchange rates for the prior sequential period. The Company believes that disclosing quarterly sequential revenue growth without the impact of foreign currencies on service revenue is a useful measure of sequential revenue growth. Service revenue, as adjusted for currency impact, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information.

Constant currency impact on revenue changes – prior year periods

($ in 000’s) – unaudited	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Year 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Year 2019
Service revenue, as reported – current period	$128,706	$129,296	$130,139	$132,049	$520,193	$134,137	$134,789	$136,942	$140,292	$546,159
Impact of foreign currencies on service revenue	(3,280)	(1,937)	445	896	(4,021)	2,078	1,505	1,058	683	5,286
Service revenue - as adjusted for currency impact (2)	$125,426	$127,359	$130,584	$132,945	$516,172	$136,215	$136,294	$138,000	$140,975	$551,445
Service revenue, as reported – prior year period	$117,203	$119,777	$122,969	$125,226	$485,175	$128,706	$129,296	$130,139	$132,049	$520,193
Constant currency increase	$8,223	$7,582	$7,615	$7,719	$30,997	$7,509	$6,998	$7,861	$8,926	$31,252
Percent increase	7.0%	6.3%	6.2%	6.2%	6.4%	5.8%	5.4%	6.0%	6.8%	6.0%

(2)	Service revenue, as adjusted for currency impact, is determined by translating the service revenue for the current period at the average foreign currency exchange rates for the comparable prior year period. The Company believes that disclosing year over year revenue growth without the impact of foreign currencies on service revenue is a useful measure of revenue growth. Service revenue, as adjusted for currency impact, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information.

Non-GAAP gross profit and Non-GAAP gross margin

Non-GAAP gross profit and Non-GAAP gross margin are reconciled to GAAP gross profit and GAAP gross margin in the table below.

($ in 000’s) – unaudited	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Year 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Year 2019
Service revenue total	$128,706	$129,296	$130,139	$132,049	$520,190	$134,137	$134,789	$136,942	$140,292	$546,159
Minus - Network operations expense including equity-based compensation and including depreciation and amortization expense	74,663	74,595	74,891	76,612	300,761	74,413	74,386	75,259	75,992	300,050
GAAP Gross Profit (1)	$54,043	$54,701	$55,248	$55,437	$219,429	$59,724	$60,403	$61,683	$64,300	$246,109
Plus - Equity-based compensation – network operations expense	189	232	250	224	895	180	226	282	306	994
Plus – Depreciation and amortization expense	19,788	20,216	20,276	20,952	81,232	20,263	19,979	20,006	20,002	80,247
Non-GAAP Gross Profit (2)	$74,020	$75,149	$75,774	$76,613	$301,556	$80,167	$80,608	$81,971	$84,608	$327,350
GAAP Gross Margin (1)	42.0%	42.3%	42.5%	42.0%	42.2%	44.5%	44.8%	45.0%	45.8%	45.1%
Non-GAAP Gross Margin (2)	57.5%	58.1%	58.2%	58.0%	58.0%	59.8%	59.8%	59.9%	60.3%	59.9%

(1)	GAAP gross profit is defined as total service revenue less network operations expense, depreciation and amortization and equity based compensation included in network operations expense. GAAP gross margin is defined as GAAP gross profit divided by total service revenue.

(2)	Non-GAAP gross profit represents service revenue less network operations expense, excluding equity based compensation and amounts shown separately (depreciation and amortization expense). Non-GAAP gross margin is defined as non-GAAP gross profit divided by total service revenue. Management believes that non-GAAP gross profit and non-GAAP gross margin are relevant metrics to provide to investors, as they are metrics that management uses to measure the margin and amount available to the Company after network service costs, in essence these are measures of the efficiency of the Company’s network.

Gross and Net Leverage Ratios

Gross leverage ratio is defined as total debt divided by the trailing last 12 months EBITDA, as adjusted. Net leverage ratio is defined as total net debt (total debt minus cash and cash equivalents) divided by the trailing last 12 months EBITDA, as adjusted. Cogent’s gross leverage ratio and net leverage ratio are shown below.

($ in 000’s) – unaudited	As of September 30, 2019	As of December 31, 2019
Cash and cash equivalents	$396,271	$399,422
Debt
Capital (finance) leases – current portion	7,884	8,154
Capital (finance) leases – long term	160,178	161,635
Senior unsecured notes	189,225	189,225
Senior secured notes	445,000	445,000
Senior unsecured Euro notes	147,379	151,411
Note payable	12,838	12,487
Total debt	962,504	967,912
Total net debt	566,233	568,490
Trailing 12 months EBITDA, as adjusted	193,660	198,964
Gross leverage ratio	4.97	4.86
Net leverage ratio	2.92	2.86

Cogent's SEC filings are available online via the Investor Relations section of www.cogentco.com or on the Securities and Exchange Commission's website at www.sec.gov.

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2019 AND 2018

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

	2019	2018
Assets
Current assets:
Cash and cash equivalents	$399,422	$276,093
Accounts receivable, net of allowance for doubtful accounts of $1,771 and $1,263, respectively	40,484	41,709
Prepaid expenses and other current assets	35,822	32,535

Total current assets	475,728	350,337
Property and equipment:
Property and equipment	1,366,782	1,300,503
Accumulated depreciation and amortization	(997,853)	(925,178)

Total property and equipment, net	368,929	375,325
Right-of-use leased assets	73,460	—
Deferred tax assets	335	2,733
Deposits and other assets	13,672	11,455

Total assets	$932,124	$739,850

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$11,075	$8,519
Accrued and other current liabilities	51,301	51,431
Current maturities, operating lease liabilities	10,101	—
Installment payment agreement, current portion, net of discount of $350 and $395, respectively	9,063	8,283
Finance lease obligations, current maturities	8,154	7,074

Total current liabilities	89,694	75,307
Senior unsecured 2024 Euro notes, net of unamortized debt costs of $1,410	150,001	—
Senior secured 2022 notes, net of unamortized debt costs of $1,897 and $2,695 respectively and including premium of $985 and $1,405, respectively	444,088	443,710
Senior unsecured 2021 notes, net of unamortized debt costs of $857 and $1,476, respectively	188,368	187,749
Operating lease liabilities, net of current maturities	86,690	—
Finance lease obligations, net of current maturities	161,635	156,706
Other long term liabilities	15,327	25,380

Total liabilities	1,135,803	888,852
Commitments and contingencies
Stockholders' equity:
Common stock, $0.001 par value; 75,000,000 shares authorized; 46,840,434 and 46,336,499 shares issued and outstanding, respectively	47	46
Additional paid-in capital	493,178	471,331
Accumulated other comprehensive income	(12,326)	(10,928)
Accumulated deficit	(684,578)	(609,451)

Total stockholders' deficit	(203,679)	(149,002)

Total liabilities and stockholders' equity	$932,124	$739,850

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE THREE MONTHS ENDED DECEMBER 31, 2019 AND DECEMBER 31, 2018

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

	Three Months Ended December 31, 2019	Three Months Ended December 31, 2018
Service revenue	$140,292	$132,049
Operating expenses:
Network operations (including $306 and $224 of equity-based compensation expense, respectively), exclusive of amounts shown separately	55,990	55,660
Selling, general, and administrative (including $4,634 and $4,184 of equity-based compensation expense, respectively)	36,518	33,218
Depreciation and amortization	20,002	20,952
Total operating expenses	112,510	109,830
Gains on equipment transactions	251	92
Operating income	28,033	22,311
Interest income and other	(2,056)	2,060
Interest expense	(15,211)	(13,508)
Income before income taxes	10,766	10,863
Income tax expense	(3,301)	(3,763)
Net income	$7,465	$7,100

Comprehensive income:
Net income	$7,465	$7,100
Foreign currency translation adjustment	3,350	(2,256)
Comprehensive income	$10,815	$4,844

Basic net income per common share	$0.16	$0.16
Diluted net income per common share	$0.16	$0.16

Dividends declared per common share	$0.64	$0.56

Weighted-average common shares—basic	45,553,727	45,284,481

Weighted-average common shares—diluted	46,145,970	45,803,418

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR EACH OF THE THREE YEARS ENDED DECEMBER 31, 2019

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

	2019	2018	2017
Service revenue	$546,159	$520,193	$485,175
Operating expenses:
Network operations (including $994, $895 and $604 of equity-based compensation expense, respectively), exclusive of amounts shown separately	219,801	219,526	209,278
Selling, general, and administrative (including $17,466, $16,813 and $12,686 of equity-based compensation expense, respectively)	146,913	133,858	127,915
Depreciation and amortization	80,247	81,233	75,926

Total operating expenses	446,961	434,617	413,119

Gains on equipment transactions	1,059	982	3,862
Operating income	100,257	86,558	75,918
Interest income and other	9,870	5,880	3,667
Interest expense	(57,453)	(51,056)	(48,467)

Income before income taxes	52,674	41,382	31,118
Income tax expense	(15,154)	(12,715)	(25,242)

Net income	$37,520	$28,667	$5,876

Comprehensive income:
Net income	$37,520	$28,667	$5,876
Foreign currency translation adjustment	(1,398)	(6,328)	12,593

Comprehensive income	$36,122	$22,339	$18,469

Basic net income per common share	$0.82	$0.63	$0.13

Diluted net income per common share	$0.81	$0.63	$0.13

Dividends declared per common share	$2.44	$2.12	$1.80

Weighted-average common shares—basic	45,542,315	45,280,161	44,855,263

Weighted-average common shares—diluted	46,080,395	45,780,954	45,184,203

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2019 AND DECEMBER 31, 2018

(IN THOUSANDS)

	Three Months Ended December 31, 2019	Three Months Ended December 31, 2018
Cash flows from operating activities:
Net income	$7,466	$7,100
Adjustments to reconcile net income 00to net cash provided by operating activities:
Depreciation and amortization	20,001	20,953
Amortization of debt discount and premium	479	407
Equity-based compensation expense (net of amounts capitalized)	4,940	4,408
Gains—equipment transactions and other, net	(227)	(383)
Unrealized foreign currency exchange loss on 2024 Euro notes	4,032	—
Deferred income taxes	2,873	3,590
Changes in operating assets and liabilities:
Accounts receivable	1,110	(924)
Prepaid expenses and other current assets	1,132	225
Deposits and other assets	599	(28)
Accounts payable, accrued liabilities and other long-term liabilities	3,692	5,378
Net cash provided by operating activities	46,097	40,726
Cash flows from investing activities:
Purchases of property and equipment	(9,899)	(10,937)
Net cash used in investing activities	(9,899)	(10,937)
Cash flows from financing activities:
Dividends paid	(29,776)	(26,516)
Principal payments of capital lease obligations	(2,056)	(2,128)
Principal payments of installment payment agreement	(2,659)	(2,550)
Purchases of common stock	—	(6,564)
Proceeds from exercises of common stock options	367	248
Net cash used in financing activities	(34,124)	(37,510)
Effect of exchange rate changes on cash	1,077	(744)
Net increase (decrease) in cash and cash equivalents	3,151	(8,465)
Cash and cash equivalents, beginning of period	396,271	284,558
Cash and cash equivalents, end of period	$399,422	$276,093

COGENT COMMUNICATIONS HOLDINGS, INC., AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR EACH OF THE THREE YEARS ENDED DECEMBER 31, 2019

(IN THOUSANDS)

	2019	2018	2017
Cash flows from operating activities:
Net income	$37,520	$28,667	$5,876
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	80,247	81,233	75,926
Amortization of debt discount and premium	1,807	1,533	1,239
Equity-based compensation expense (net of amounts capitalized)	18,460	17,708	13,290
Unrealized foreign currency exchange gain on 2024 Euro notes	(2,273)
Gains—equipment transactions and other, net	(358)	(1,109)	(4,833)
Deferred income taxes	12,158	11,117	24,679
Changes in operating assets and liabilities:
Accounts receivable	1,067	(3,204)	(4,161)
Prepaid expenses and other current assets	(3,730)	(438)	1,146
Deposits and other assets	(1,131)	(1,490)	1,111
Accounts payable, accrued liabilities and other long-term liabilities	5,042	(96)	(2,571)

Net cash provided by operating activities	148,809	133,921	111,702

Cash flows from investing activities:
Purchases of property and equipment	(46,958)	(49,937)	(45,801)

Net cash used in investing activities	(46,958)	(49,937)	(45,801)

Cash flows from financing activities:
Net proceeds from issuance of senior unsecured 2024 Euro notes - net of debt costs of $1,556	152,134	—	—
Net proceeds from issuance of 2022 secured notes—net of debt costs of $1,364 and $1,202, respectively	—	69,861	—
Dividends paid	(112,647)	(97,887)	(81,657)
Principal payments of finance lease obligations	(9,097)	(10,286)	(11,201)
Principal payments of installment payment agreement	(10,007)	(9,437)	(3,802)
Purchases of common stock	—	(6,564)	(1,829)
Proceeds from exercises of common stock options	1,637	1,768	1,222

Net cash provided by (used in) financing activities	22,020	(52,545)	(97,267)

Effect of exchange rate changes on cash	(542)	(2,357)	4,058

Net increase (decrease) in cash and cash equivalents	123,329	29,082	(27,308)
Cash and cash equivalents, beginning of year	276,093	247,011	274,319

Cash and cash equivalents, end of year	$399,422	$276,093	$247,011

Except for historical information and discussion contained herein, statements contained in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions. The statements in this release are based upon the current beliefs and expectations of Cogent’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Numerous factors could cause or contribute to such differences, including future economic instability in the global economy or a contraction of the capital markets which could affect spending on Internet services and our ability to engage in financing activities; the impact of changing foreign exchange rates (in particular the Euro to USD and Canadian dollar to USD exchange rates) on the translation of our non-USD denominated revenues, expenses, assets and liabilities; legal and operational difficulties in new markets; the imposition of a requirement that we contribute to the US Universal Service Fund on the basis of our Internet revenue; changes in government policy and/or regulation, including net neutrality rules by the United States Federal Communications Commission and in the area of data protection; increasing competition leading to lower prices for our services; our ability to attract new customers and to increase and maintain the volume of traffic on our network; the ability to maintain our Internet peering arrangements on favorable terms; our reliance on an equipment vendor, Cisco Systems Inc., and the potential for hardware or software problems associated with such equipment; the dependence of our network on the quality and dependability of third-party fiber providers; our ability to retain certain customers that comprise a significant portion of our revenue base; the management of network failures and/or disruptions; and outcomes in litigation as well as other risks discussed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2019. Cogent undertakes no duty to update any forward-looking statement or any information contained in this press release or in other public disclosures at any time.

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